Microsoft Word 10.0.2627;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          April 5, 2005 (April 5, 2005)
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             FINANCIALCONTENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                  0-28377                     94-3319536
--------------------       ------------------            ------------------
 (State or other            (Commission File               (IRS Employer
  jurisdiction                  Number)                  Identification No.)
 of incorporation)

                        400 Oyster Point Blvd., Suite 435
                       So. San Francisco, California 94080
                           --------------------------
                    (Address of principal executive offices)

                            650/837-9850 (telephone)
                               650/745-2677 (fax)
                               ------------------
                          Registrant's telephone number

                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 Other Events

On April 5, 2005, FinancialContent, Inc.'s wholly owned subsidiary, FinancialContent Services, Inc., announced that the Company plans to launch its Intra-day Momentum Value (IMV) 1.0 on-line software application next month with the backing of new online media partners and private investors.

The Company had previously announced on January 4, 2005, that it had agreed to jointly develop and launch the IMV 1.0 software application with Grigg's, Inc and had valued the deal at approximately $350,000. The Company projects that by securing these new partnerships, the revenue stream from the IMV 1.0 application will be within the same range.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable. (b) Pro Forma Financial Information. Not applicable. (c) Exhibits. The following documents are filed as exhibits to the report: (1) One press release of the Registrant dated April 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FinancialContent, Inc.


                                        By: /s/ Wing Yu
                                        --------------------------------
                                                Wing Yu,
                                                Chief Executive Officer

                                        Date: April 5, 2005

Index to Exhibits

 Exhibit No./
 Sequentially
Numbered Page                   Description of Document
----------------                -----------------------

  9.1 / 3           Press Release of the Registrant dated April 5, 2005



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